                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   December 23, 1998


                             GLOBAL CASINOS, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


       Utah                        0-15415                87-0340206
-----------------------     -----------------------    --------------------
(State or other            (Commission File No.)       (IRS Employer
   jurisdiction of                                     Identification No.)
  incorporation or
   organization)

   5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado   80918
-----------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code:  (719) 590-4900


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2:    DISPOSITION OF ASSETS
--------------------------------

     (a) On December 23, 1998, Global Casinos, Inc. (the "Company") completed the disposition of two separate business operations.

     Effective December 23, 1998, the Company completed the disposition of its discontinued casino operations on the island of Aruba. The Company had previously announced that the Casino Masquerade located in the Radisson Aruba Carribean Hotel on the island of Aruba had been closed effective February 28, 1998 in order to undergo renovations. Due to protracted delays in completing the renovations and other adverse business circumstances, the Company was able to negotiate an early termination of the remaining term on its casino lease.

     Under the terms of the Settlement Agreement with Dutchco N.V., an Aruban limited liability company, and Aruba Carribean Hotel Limited Partnership, as landlord, the Company agreed to terminate the lease in consideration of a cash payment in the amount of $400,000 and the issuance to the Company of trade credits having an aggregate face value of $600,000.

     The trade credits can be used at the Aruba Carribean Hotel (the "Hotel") for a six year period beginning January 1, 2000 and ending December 31, 2005, usable at the rate of $100,000 per year. The Hotel credits can be used against room rates as well as food and beverage charges, subject to certain limitations.



     In addition, as part of the settlement agreement, the 100,000 warrants to purchase common stock of the Company, exercisable at $3.00 per share and exercisable at the earlier of the effective declaration of the registration statement, or April 1999, and expiring April 2004, were rescinded and canceled.


     With the consummation of the foregoing Settlement Agreement, all residual interest in the Company in its discontinued operations in Aruba have ceased. Miscellaneous items of personal property and gaming equipment have been moved by the Company from Aruba to its Pelican Casino on the island of St. Maarten.

     The Company continues to own as a wholly owned subsidiary Global Entertainment Group, N.V. an Aruba corporation ("Global Entertainment"), which operated the Aruba Casino, and the Company's consolidated balance sheet continues to include the liabilities of Global Entertainment notwithstanding the discontinued operation. The Company hopes to be able to dispose of its interest in Global Entertainment, although there can be no assurance that it will be successful in these efforts.

     (b) In an unrelated transaction, on December 23, 1998, the Company sold in a management buy-out 100% of the outstanding shares of Common Stock of its wholly owned subsidiary, Destination Marketing Services, Inc. ("DMSI"). The DMSI shares were purchased by William C. Martin, DMSI's President. In consideration of the shares of DMSI, the Company will receive payments totaling $20,900 over three years, and will be indemnified against certain liabilities, including payroll taxes. The effective date of the transaction was set at October 1, 1998 by agreement.

     DMSI is engaged in placing special travel arrangements for groups and other large parties. The Company acquired DMSI earlier during 1998. DMSI was never a significant subsidiary of the Company within the meaning of Regulation 210.11.01(b) under the Securities Exchange Act of 1934, as amended.

The accompanying consolidated financial statement illustrate the effect of the disposition of the subsidiary and lease settlement ("Pro Forma") on the Company's financial position and results of operations. The consolidated balance sheet as of September 30, 1998 is based upon the historical balance sheets of the Company and assumes that the transactions described above took place on that date. The consolidated statements of income for the year ended June 30, 1998 and September 30, 1998 are based on the historical statements of income of the Company for those periods. The pro forma consolidated statements of income assume the disposition took place on July 1, 1997.

The pro forma consolidated financial statements may not be indicative of the actual results of the disposition and settlement. In particular, the pro forma consolidated financial statements are based upon management's current estimate of the transactions as of the September 30, 1998 interim date. The actual transactions, to be recorded as of December 31, 1998, will differ from the current estimates.

The accompanying consolidated pro forma financial statements should be read in connection with the historical financial statements of Global Casinos, Inc.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (a)  Financial Statements

          Not applicable

     (b)  Pro Forma Financial Information

          Included herewith are the pro forma Balance Sheet and pro forma Statements of Operations of the Company giving effect to the discontinuation and disposition of the Masquerade Casino on the island of Aruba and the disposition of DMSI.

     (c)  Exhibits

Item      Title
----      -----

*1.0       Settlement Agreement and Mutual Release of Claims

*2.0      Stock Purchase Agreement

----------------------
*      Previously filed

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL CASINOS, INC.




Date:     March 21, 2000                By:  /s/ Stephen G. Calandrella
     --------------------                    -----------------------------
                                             Stephen G. Calandrella, President

                     GLOBAL CASINOS, INC. and SUBSIDIARIES
                     CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                  (unaudited)

                             As                Assets             As
                          Reported              Sold          Adjusted
                         ----------          ----------       ----------

ASSETS
------

Current assets:
  Cash                   $   497,283         $  377,942     A $   875,225
  Restricted Cash            140,450                              140,450
  Accounts receivable:
     Trade, net of
       allowance for doubtful
       accounts of $22,384   467,303           (47,069)    B      420,234
     Related parties           5,741                                5,741
  Inventory                  254,325                              254,325
  Prepaid rent               192,800                              192,800
  Current portion of
     notes receivable         60,623              8,875    B       69,498
  Marketable securities        6,255                                6,255
  Other                       92,172           (42,218)    B       49,954
                            --------          ---------        ----------

     Total current assets  1,716,952            297,530         2,014,482
                           ---------          ---------        ----------

Land, buildings and
     equipment:
  Land                       526,550                              526,550
  Buildings                4,126,970                            4,126,970
  Equipment                1,986,893           (27,357)       B 1,959,536
                           ---------          ---------        ----------
                           6,640,413           (27,357)         6,613,056
  Accumulated
     depreciation        (1,456,422)              6,036     B (1,450,386)
                         -----------          ---------       -----------
                           5,183,991           (21,321)         5,162,670
                         -----------          ---------       -----------

Other assets:
  Leasehold rights and
     interests and
     contract rights,
     net of amortization
     of $1,199,095         2,593,479          (888,199)      A  1,705,280
  Goodwill, net of
     amortization
     of $140,292           2,024,212                             2,024,212
  Hotel credits              477,769                        A      477,769
  Notes receivable,
     net of current
     portion, including
     receivables
     in default              274,698             12,025     B      286,723
  Other assets, net of
     amortization
     of $27,385               23,287                               23,287
                           ---------          ---------        ----------
                           4,915,676          (398,405)         4,517,271
                           ---------          ---------        ----------
                         $11,816,619      $   (122,196)       $11,694,423
                         ===========      =============       ===========

                     GLOBAL CASINOS, INC. and SUBSIDIARIES
                     CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                            (unaudited) (continued)


                             As                Assets             As
                          Reported              Sold           Adjusted
                         ----------          -----------      -----------

LIABILITIES AND
STOCKHOLDERS EQUITY
-------------------

Current liabilities:
   Accounts payable      $   641,308       $   (22,058)     A $   619,250
   Accrued expenses        1,515,816           (68,527)     B   1,447,289
   Accrued interest,
     including $54,539
     to related parties      342,611                              342,611
   Note Payable               216,843                             216,843
   Current Portion of
     long-term debt,
     including debt in
     default and
     $238,350 to related
     parties               2,318,298          (272,625)     A,B 2,045,673
   Mandatory redeemable
     convertible
     Class A preferred
     stock, in default        27,500                               27,500
   Other                      40,000                               40,000
                           ---------          ---------        ----------
     Total current
       liabilities         5,102,376          (363,210)          4,739,166
                           ---------          ---------        ----------

Long-term debt, less
   current portion         2,891,005                            2,891,005
Other                         12,056                               12,056
                           2,903,061                 -          2,903,061
                           ---------          ---------         ---------
Commitments and contingencies:

Stockholders' equity:
   Preferred stock -
     convertible, nonvoting;
     10,000,000 shares
     authorized
    Class A - $2 par value;
     109,000 shares
     issued and
     outstanding             218,000                              218,000
    Class B - $.01 par
     value, 329,178
     shares issued and
     outstanding               3,176                                3,176
   Common Stock -
     $.05 par value;
     50,000,000 shares
     authorized;
     1,506,741 shares
     issued and
     outstanding              75,226                               75,226
Additional paid-in
     capital              12,439,582                           12,439,582
Accumulated deficit      (8,924,802)            241,014   A,B (8,683,788)
                          ----------          ---------       -----------
                           3,811,182            241,014         4,052,196
                          ----------          ---------       -----------
                         $11,816,619      $   (122,196)       $11,694,423
                         ===========         ==========       ===========

                     GLOBAL CASINOS, INC. and SUBSIDIARIES
                CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998
                                  (unaudited)



                             As               Operations          As
                          Reported               Sold          Adjusted
                         -----------         ------------      ----------

Revenues:
    Casino                $1,304,686                           $1,304,686
    Bingo                    815,146                              815,146
    Food and beverage         27,450                               27,450
    Other                    117,356            107,748             9,608
                          ----------         ----------        ----------
                           2,264,638            107,748         2,156,890
                          ----------         ----------        ----------
Expenses:
    Cost of sales            436,928                              436,928
    Operating, general
     and administrative    1,836,056            317,463         1,518,593
    Depreciation and
     amortization            180,646              1,673           178,973
                          ----------         ----------        ----------
                           2,453,630            319,136         2,134,494
                          ----------         ----------        ----------

Income/(Loss) from
  operations               (188,992)          (211,388)            22,396
Other income (expense):
    Interest income            7,449                                7,449
    Interest expense,
     including $12,445
     to related parties at
       September 30, 1998  (116,026)            (9,570)         (106,456)
                          ----------         ----------        ----------
                           (108,577)            (9,750)          (99,007)
                          ----------         ----------        ----------

Net loss                   (297,569)          (220,958)          (76,611)
Dividends on
  Class B preferred
   stock                    (65,215)                             (65,215)
                          ----------         ----------        ----------
Net loss available
  to common
  stockholders         $   (362,784)       $  (220,958)     $   (141,826)
                        ============        ===========       ===========

Earnings (loss)
   per share - basic
   and diluted          $      (0.24)                        $      (0.10)
                        =============                        =============



Weighted average
  shares outstanding       1,504,461                            1,504,461
                         ===========                          ===========


                     GLOBAL CASINOS, INC. and SUBSIDIARIES
                  EXPLANATORY NOTES TO PRO FORMA ADJUSTMENTS
                              SEPTEMBER 30, 1998



A On December 23, 1998, the Company received $400,000 as partial settlement of the Amended and Restated Aruba Caribbean Resort and Casino Lease Agreement, dated April 22, 1998. The settlement, dated November 17, 1998, is comprised of a $400,000 cash payment and a total of $600,000 room, food, and beverage credits eligible for use commencing January 1, 2000 and ending December 31, 2005.

     The present value of the hotel credits was determined using the face value of $600,000 and a long term discount rate of 6% as indicative as an appropriate factor in determining the net present value of $477,769 for this long-term asset. Management has not implemented a disposition strategy for this asset. If the credits are marketed through a travel agent or broker, appropriate valuation adjustments will be made to properly state this asset at its fair value.

     The gain on the settlement of this lease obligation was determined as follows:

          Note Payable to Dutchco canceled          $ 250,000
          Accounts Payable settlement                  22,058
          Unamortized Leasehold/Contract Rights     (888,199)
                                                   ----------
              Total Net Assets                     $(616,141)
          Cash Received                               377,942
          Hotel Credits                               477,769
                                                   ----------
               Total Gain on Settlement             $ 239,570
                                                   ==========


B On December 23, the Company sold 100% of its stock in Destination Marketing Services in a management buy-out. In consideration of the sale, the Company received a $20,900 promissory note bearing interest at 10% with principal and interest payments of $800 per month commencing July 1, 1999. The net assets sold totaled $(19,455) and resulted in a gain on disposition of the subsidiary of $1,444.

C The pro forma adjustments to the consolidated statements of income to reflect the closing of the Casino Masquerade and related lease termination settlement and the sale of Designation Marketing Services, Inc. subsidiary stock sale assuming it was recorded at the beginning of the year ended June 30, 1998. The condensed statement of income for these entities for the fiscal year ended June 30, 1998 are as follows:


                                Casino          Destination
                              Masquerade         Marketing          Total
                              -----------       -----------        --------
Revenues:
    Casino                   $ 2,736,407          $           $ 2,736,407
    Food and Beverage             33,589                           33,589
    Other                          8,199            45,928         54,127
                             -----------         ---------      ---------
                               2,778,195            45,928      2,824,123
                             -----------         ---------      ---------

Expenses:
    Cost of sales                106,638                          106,638
    Operating, general
     and administrative        2,511,041           135,848      2,646,889
    Depreciation and
     amortization                143,906             4,363        148,269
    Impairment of gaming
     facility                    503,416                          503,416
                              ----------        ----------     ----------
                               3,265,001           140,211      3,405,212
                              ----------        ----------     ----------

Income/(Loss) from
  operations                   (486,806)          (94,283)      (581,089)


Other income/(expense):
    Interest income
    Interest expense                               (2,667)        (2,667)
    Loss on disposal of
     equipment                 (330,000)                        (330,000)
                             -----------         ---------      ---------
                               (330,000)           (2,667)      (332,667)

Income/(loss) before
  minority interest            (816,806)          (96,950)      (913,756)
Minority interest income
  of subsidiary                    -                     -              -
                              ----------        ----------     ----------

Net income/(loss)              (816,806)          (96,950)      (913,756)
Dividends on Class B
  preferred stock                  -                     -              -
                              ----------        ----------     ----------

Net income/(loss)
  available to
    common stockholders    $   (816,806)     $    (96,950)    $ (913,756)
                            ============      ============    ===========

                             GLOBAL CASINOS, INC.
                   PROFORMA CONSOLIDATED STATEMENT OF INCOME
                                  (unaudited)
                       For the Year Ended June 30, 1998


                             Consolidated     Adjustments        ProForma
                             ------------     -----------        ----------

Revenues:
    Casino                   $ 8,077,148     $ (2,736,407)    $ 5,340,741
    Bingo                      2,955,346               -        2,955,346
    Food and beverage            187,174        (33,589)          153,585
    Other                        115,725        (54,127)           61,598
                              ----------      ----------       ----------
                              11,335,393     (2,824,123)        8,511,270
                              ----------      ----------        ---------
Expenses:
    Cost of sales              1,730,047       (106,638)        1,623,411
    Operating, general, and
       administrative          8,919,236     (2,646,889)         6,272,347
    Depreciation and
       amortization            1,053,533       (148,269)          905,264
    Loss on transfer of
     interest in
     gaming facility             220,835               -          220,835
    Impairment of
     gaming facility             746,552       (503,416)          243,136
                              12,670,205     (3,405,212)        9,264,993
                              ----------      ----------       ----------

Income/(loss) from
  operations                 (1,334,812)         581,089        (753,723)
                              ----------      ----------       ----------
Other income (expense):
     Interest income              34,756                           34,756
     Interest expense,
       including $30,214
          to related parties
          for the year         (637,094)           2,667        (634,427)
    Loss on disposition
          of equipment         (349,763)         330,000         (19,763)
    Other income                  22,821               -           22,821
                              ----------      ----------       ----------
                               (929,280)         332,667        (596,613)
                              ----------      ----------       ----------
Income/(loss) before
  minority interest          (2,264,092)         913,756      (1,350,336)
Minority interest income
    of subsidiary               (24,607)               -         (24,607)
                              ----------      ----------       ----------

Net income/(loss)            (2,288,699)         913,756      (1,374,943)
Dividends on Class B
  preferred stock               (64,989)               -         (64,989)
                              ----------      ----------       ----------
Net income/(loss) available to
    common stockholders    $ (2,353,688)    $    913,756     $(1,439,932)
                            ============    ============     ============
Income/(loss) per common share -
   basic and diluted:
Net income/(loss) available to
   common stockholders         $ (1.61)                          $ (0.99)
                            ============                     ============

Weighted average
  shares outstanding           1,460,371                        1,460,371
                            ============                     ============


     See Notes to Pro Forma Consolidated Financial Statements (Unaudited)